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                            OHIO NATIONAL FUND, INC.

                     SUPPLEMENT DATED JANUARY 3, 2000 TO THE
                          PROSPECTUS DATED MAY 1, 1999



This prospectus supplement describes the following changes to the May 1, 1999 prospectus:

         - New sub-advisers for the Equity, Capital Appreciation and Aggressive Growth portfolios

         - A management fee increase and modified investment policy for the Equity portfolio

         - Changes in the portfolio managers for the Equity, International, International Small Company, Capital Appreciation, Aggressive Growth, Core Growth, Omni and Social Awareness portfolios

         - Decreases in the sub-advisory fees for the Capital Appreciation and Small Cap portfolios

         - An increase in the sub-advisory fee and a change in investment policies for the Aggressive Growth portfolio

         - A change in the name of the Small Cap Growth portfolio to the Capital Growth portfolio

EQUITY PORTFOLIO

The Board of Directors and shareholders have approved a sub-advisory agreement between the Adviser and Legg Mason Fund Adviser, Inc. (LMFA). LMFA is located at 100 Light Street, Baltimore, Maryland 21202. It was founded in 1982 to manage equity mutual funds and now has more than $13 billion of assets under management. LMFA is wholly owned by Legg Mason, Inc.

The sub-advisory agreement took effect August 2, 1999. It provides for the Adviser to pay LMFA a sub-advisory fee at the annual rate of 0.45% of the first $500 million of the average daily net assets of the Equity portfolio and 0.40% of the average daily net assets of the portfolio in excess of $500 million.

The Board of Directors and shareholders have also approved an increase in the investment advisory fee paid to the Adviser by the portfolio. The new fee is at the annual rate of 0.80% of the first $500 million of the average daily net assets of the Equity portfolio and 0.75% of the portfolio's average daily net assets in excess of $500 million.

The Board of Directors and shareholders have deleted from the portfolio's investment objectives the statement that says: "Current income is a secondary consideration although growth of income may accompany growth of capital."



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The Equity portfolio is managed by LMFA under a sub-advisory agreement with the
Adviser. LMFA seeks long-term growth of capital using the "value" approach to investing. It purchases securities that appear to be undervalued and therefore offer above-average potential for capital appreciation. It then tends to hold those companies for a long time. This reduces portfolio turnover and brokerage expenses.

The portfolio manger of the Equity portfolio is William H. Miller, III. Mr. Miller is LMFA's chief executive officer and president. He is a chartered financial analyst with an economics degree from Washington and Lee University and graduate studies in the Ph.D. program at Johns Hopkins University. Mr. Miller has been the portfolio manager of the Legg Mason Value Trust, Inc. since 1990. Until then, he served as that fund's co-manager from its inception in 1982. Before that he was a corporate treasurer.

INTERNATIONAL PORTFOLIO

Alexandre de Bethmann has replaced Drew Collins as co-manager of the International portfolio. Prior to assuming that position in October 1999, Mr. de Bethmann had been a senior portfolio manager and vice president of Federated Global Investment Management (FGIM) for four years. For a year before that, Mr. de Bethmann had been assistant vice president and portfolio manager for Japanese and Korean equities at the College Retirement Equities Fund. Mr. de Bethmann is a chartered financial analyst. He has a bachelor of science degree from the Universite Paris X, Nanterre, and a master of business administration degree in finance from Duke University.

INTERNATIONAL SMALL COMPANY PORTFOLIO

Leonardo Vila and Henry Frantzen are now the co-managers of the International Small Company portfolio. Prior to assuming this position in July 1999, Mr. Vila had been an assistant vice president and senior investment analyst with FGIM for a year and a half. For three years before that, he was a quantitative analyst for Federated Investment Counseling. He held earlier positions as an equity research manager for the American Stock Exchange, a systems analyst for Kemper Group, a senior programming analyst for Manufacturers Hanover Trust and an associate of J.P. Morgan & Co. Mr. Vila has a bachelor of science degree from Arizona State University and a master of business administration degree emphasizing quantitative research from St. John's University.

Mr. Frantzen has been co-manager of this portfolio since October 1999. He has also co-managed the International portfolio since January 1999. Mr. Frantzen is the chief investment officer, international, of FGIM. He joined FGIM as its executive vice president when it was established in 1995. For four years prior to that, he served as chief investment officer of international securities at Brown Brothers Harriman & Co., and for three years before that he was the executive vice president and director of equities at Oppenheimer Management Corporation. He is a financial analyst fellow. He has a bachelor of science degree from the University of North Dakota.



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CAPITAL APPRECIATION PORTFOLIO

On January 3, 2000, Jennison Associates LLC ("Jennison") replaced T. Rowe Price Associates as sub-adviser for the Capital Appreciation portfolio. The sub-advisory agreement with Jennison shall only continue beyond 120 days after its effective date if it is also approved by a majority of the shareholders of the Capital Appreciation portfolio.

Jennison is located at 466 Lexington Avenue, New York, New York 10017. It is an investment adviser that has managed large pools of assets for tax-free institutions since 1969. Jennison is a wholly-owned subsidiary of The Prudential Insurance Company of America.

The portfolio manager of the Capital Appreciation portfolio is now Bradley Goldberg. He is a director, executive vice president, balanced portfolio manager and chairman of the asset allocation committee of Jennison. Before joining Jennison in 1974, Mr. Goldberg was vice president and group head in the investment research division of Bankers Trust Co. Mr. Goldberg is a chartered financial analyst with a bachelor of science degree from the University of Illinois and a master of business administration from New York University.

Under the sub-advisory agreement with Jennison, the sub-advisory fees for the Capital Appreciation portfolio are changed to an annual rate of 0.75% of the first $10 million of average daily net assets, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of average daily net assets of the Capital Appreciation portfolio in excess of $1 billion. Note that subadvisory fees are paid by the Adviser and do not affect fees or expenses borne by the Fund or shareholders.

The investment objectives and primary risks for this portfolio, as described on pages 9 and 10 of the prospectus, are replaced with the following:

The objective of the Capital Appreciation portfolio is to seek long term growth of capital. Current income is a secondary objective. This portfolio is managed by Jennison Associates LLC (Jennison) under a subadvisory agreement with the Adviser.

This portfolio invests primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market. Jennison seeks companies having an attractive trade-off between good earnings growth prospects and low valuation characteristics.

The portfolio's focus is on mid-sized and large companies with two distinct characteristics:

          (1) Stocks of companies out of favor with investors, but expected by Jennison to experience a dynamic earnings cycle over the next 12 to 18 months because of --
              - corporate restructuring
              - new product development
              - industry cycle turns
              - management's increased focus on shareholder value and/or
          (2) Companies currently delivering good growth characteristics but which are, in Jennison's view, under-priced by the market because of -

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              - short-term earnings disappointments relative to the market's expectations and/or
              - market uncertainty that the company can sustain its current earnings growth.

Primary risks: A particular risk of this portfolio's approach is that some stocks that Jennison perceives to be under-valued by the market may not sufficiently appreciate in price during the time those stocks are held by the portfolio.

SMALL CAP PORTFOLIO

Effective January 1, 2000, the sub-advisory fee payable to Founders Asset Management for management of the Small Cap portfolio is reduced to an annual rate of 0.55% of the first $75 million of average daily net assets of the portfolio. The fees for assets in excess of $75 million shall remain at the annual rate of 0.55% of the next $75 million, 0.50% of the next $150 million, and 0.40% of average daily net assets of the Small Cap portfolio in excess of $300 million.

AGGRESSIVE GROWTH PORTFOLIO

On January 3, 2000, Janus Capital Corporation ("Janus") replaced Strong Capital Management as sub-adviser for the Aggressive Growth portfolio. The sub-advisory agreement with Janus shall only continue beyond 120 days after its effective date if it is also approved by a majority vote of the shareholders of the Aggressive Growth portfolio.

When the total net assets of the Aggressive Growth portfolio exceed $50 million, the sub-advisory fees will increase under the agreement with Janus. The sub-advisory fees (which are paid by the Adviser and not by the Fund) payable to Janus are at the annual rate of 0.55% of the first $100 million of the portfolio's average daily net assets, 0.50% of the next $400 million, and 0.45% of average daily net assets in excess of $500 million. Note that subadvisory fees are paid by the Adviser and do not affect fees or expenses borne by the Fund or shareholders.

The portfolio's nonfundamental investment policies have been changed to increase the limit on the investment of portfolio assets in non-investment grade debt securities (junk bonds) from 5% to 35%, and to remove the 15% limit on investments in foreign securities.

Janus is located at 100 Fillmore Street, Denver, Colorado 80206. It has been an investment adviser since 1970. It manages all the Janus mutual funds, is the sub-adviser for several private label mutual funds, and also manages institutional accounts.

The portfolio manager of the Aggressive Growth is now Claire Young. She has been executive vice president and portfolio manager of the Janus Olympus Fund since 1997. Prior to that, she served as assistant portfolio manager of the Janus Growth & Income Fund and the Janus Twenty Fund. Ms. Young joined Janus in January 1992. Ms. Young is a chartered financial analyst with a bachelor of science degree in electrical engineering from Yale University.

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CORE GROWTH PORTFOLIO

The portfolio manager of the Core Growth portfolio is Jeffrey Wrona. He is also the portfolio manager of the PBHG Growth II portfolio, co-manager of the PBHG Technology & Communications Fund and has managed other small and mid cap portfolios for Pilgrim Baxter Associates since 1997. He was a senior portfolio manager at Munder Capital Management for seven years. He has also been a securities analyst for Drexel Burnham Lambert and a design engineer for Ford Motor Company. Mr. Wrona is a chartered financial analyst. He has a bachelor's degree in engineering and a master of business administration degree from the University of Michigan.

SMALL CAP GROWTH PORTFOLIO

On August 1, 1999, the name of the Small Cap Growth portfolio was changed to Capital Growth portfolio.

OMNI AND SOCIAL AWARENESS PORTFOLIOS

The portfolio manager of the Omni and Social Awareness portfolios is Stephen Komrska. He is an investment officer of ONLI and has managed equity securities for ONLI and the Adviser since 1997. For six years before that he was a fixed income analyst and high yield bond portfolio manager for Ohio Casualty Insurance Company. Mr. Komrska is a chartered financial analyst with a bachelor of business administration degree in finance and marketing from the University of Michigan.